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                                                                Exhibit 23(a)




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-57072, 33-41361, 33-37685 and 33-32587.





                                        ARTHUR ANDERSEN LLP





Atlanta, Georgia
March 22, 1996